UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2012

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

1981 Marcus Avenue

Lake Success, New York 11042

(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On October 5, 2012, Broadridge Financial Solutions, Inc. (the “Company”) made available to its stockholders its fiscal year 2012 annual report to stockholders (the “Annual Report”) which included the Chief Executive Officer’s letter to stockholders (the “Letter to Stockholders”). An excerpt from the Annual Report describing “Significant Events” of the Company’s past fiscal year and the Letter to Stockholders are attached hereto as Exhibit 99.1.

With regard to statements in the excerpt from the Annual Report describing “Significant Events” and the Letter to Stockholders that include certain Non-GAAP financial measures, the fiscal year 2012 earnings and fiscal year 2013 earnings guidance measures are adjusted to exclude the impact of certain significant non-recurring events from our results presented in accordance with generally accepted accounting principles (“GAAP”). In addition, free cash flow is a Non-GAAP measure and is defined as cash flow from operating activities, less capital expenditures and software purchases and other adjustments.

The Company believes Non-GAAP information helps investors understand the effect of these non-recurring events on reported results and provides a better representation of our actual performance. These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods.

Set forth below is a reconciliation of Non-GAAP measures to the comparable GAAP measures in the order of their reference in the attached excerpt from the Annual Report describing “Significant Events” and the Letter to Stockholders.

Broadridge Financial Solutions, Inc.

Reconciliation of Non-GAAP to GAAP Measures

(In millions, except per share amounts)

Contributions by Acquisitions to Earnings from Continuing Operations Before Income Taxes (EBT) Reconciliation
	Fiscal Year Ended June 30,

	2012	2011	Growth

Contributions by Acquisitions to Earnings before Interest, Taxes, Depreciation and Amortization Expense (EBITDA)(Non-GAAP)	$ 39	$ 12	225%
Interest, Depreciation and Amortization Expense	(24)	(15)

Contributions by Acquisitions to Earnings before Taxes (EBT)(GAAP)	$ 15	$ (3)

Net Earnings from Continuing Operations Reconciliation
	Fiscal Year
	Ended June 30,

	2012	2011
Adjusted Net Earnings from Continuing Operations (Non-GAAP)	$198.0	$175.8
Penson Charges, net, net of taxes	(46.1)	—
IBM Migration costs, net of taxes	(15.3)	(4.0)
Restructuring charges, net of taxes	(4.2)	—
One-time tax expense	(7.4)	—

Net Earnings from Continuing Operations (GAAP)	$125.0	$171.8

Fiscal Year 2013 Guidance Earnings Per Share Reconciliation
	Fiscal Year 2013 Guidance Range

	Low	High

Adjusted Diluted EPS from Continuing Operations (Non-GAAP)	$1.65	$1.75
Penson Charges, net	(0.05)	(0.05)

Diluted EPS from Continuing Operations (GAAP)	$1.60	$1.70

Fiscal Year 2012 and Fiscal Year 2013 Guidance Free Cash Flow Reconciliation
	Fiscal Year 2012	Fiscal Year 2013 Guidance Range

	Actual	Low	High
Net Earnings from Continuing Operations (GAAP)	$125	$205	$218
Depreciation and amortization (includes other LT assets)	92	95	105
Stock-based compensation expense	28	31	31
Other	60	(5)	5

Subtotal	305	326	359

Working capital changes	72	(15)	(15)
Long-term assets & liabilities changes	(79)	(60)	(50)

Net cash flow provided by continuing operating activities	298	251	294

Cash Flows From Investing Activities
IBM/ITO data center investment	(8)	0	0
Penson	(7)	0	0
Capital expenditures and software purchases	(39)	(55)	(45)

Free cash flow (Non-GAAP)	$244	$196	$249

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This current report on Form 8-K and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, statements about our future financial performance are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2012 (the “2012 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this report and are expressly qualified in their entirety by reference to the factors discussed in the 2012 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; changes in laws and regulations affecting the investor communication services provided by Broadridge; declines in participation and activity in the securities markets; overall market and economic conditions and their impact on the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; any significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

Item 9.01.	Financial Statements and Exhibits.

Exhibits.    The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Significant Events page and CEO’s Letter to Stockholders from the Broadridge Financial Solutions, Inc. Annual Report to Stockholders for the fiscal year ended June 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 9, 2012

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/Adam D. Amsterdam
Name: Adam D. Amsterdam Title: VP, General Counsel and Secretary